Exhibit 10.2

Execution Version

ASSIGNMENT OF CONVERTIBLE PROMISSORY NOTE

THIS ASSIGNMENT OF CONVERTIBLE PROMISSORY NOTE (this “Assignment”) is made as of July 31, 2026, by and between OXUS CAPITAL PTE, LTD., as the Investor under the below-described Note (in such capacity, “Assignor”), and SAULE ALGAZIYEVA, a citizen of XXXXXX, in her capacity as purchaser hereunder of the Loan and Note (in such capacity, “Assignee”).

RECITALS:

A. BOREALIS FOODS INC., a Canadian federal corporation (“Borrower”), delivered in favor of Assignor that certain Convertible Promissory Note, dated as of May 29, 2026 (as amended from time to time, the ‘‘Note”), evidencing a loan advanced by Assignor to Borrower in the original principal amount of $3,000,000 (the “Loan”).

B. Assignor desires to sell and assign to Assignee, and Assignee desires to purchase from Assignor, all of Assignor’s right, title and interest in and to the Note and the Loan and all obligations evidenced therein (other than such obligations which benefit any past holder of the Loan; collectively, the “Obligations”), subject to the terms and conditions of this Assignment.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the premises set forth herein, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor hereby sells, assigns, endorses, transfers, grants, conveys and quitclaims unto Assignee, WITHOUT RECOURSE OR WARRANTY (except as set forth below), all of Assignor’s right, title, interest and benefit to, in and under the Loan, the other Obligations, the Note and all sums payable thereunder.

EXCEPT AS EXPRESSLY SET FORTH HEREINBELOW, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY TO ASSIGNEE OF ANY KIND. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY CONCERNING THE DUE EXECUTION OF THE NOTE BY BORROWER, THE LEGALITY, VALIDITY OR ENFORCEABILITY OF THE NOTE, THE ASSIGNABILITY OR NEGOTIABILITY OF THE NOTE, THE COLLECTABILITY OF ANY INDEBTEDNESS DUE UNDER THE NOTE, OR THE SOLVENCY OR FINANCIAL RESPONSIBILITY OF BORROWER.

This Assignment shall become effective immediately upon the execution and delivery of this Assignment by Assignor and Assignee (the “Effective Date”) and on the Effective Date, (i) Assignor will execute and deliver an endorsement, in substantially the form of Exhibit A attached to this Assignment, in favor of Assignee of the Note and (ii) Assignor agrees to take, at Borrower’s sole cost and expense, such other action as Assignee may reasonably request in order to effectuate the assignment contemplated by this Assignment.

Assignor represents and warrants to Assignee that (a) Assignor is the holder of the Loan and the Note and (b) Assignor has the right to assign same to Assignee free and clear of any liens or encumbrances on Assignor’s interest therein.

Assignee confirms that it has received the Note and has reviewed the Note and such other documents and information deemed appropriate by it to make its own credit analysis and decision to purchase the Note and the Loan. Assignee further confirms that it will, independently and without reliance upon Assignor, continue to make its own credit decisions pursuant to and in accordance with its rights and remedies under the Note. From and after the Effective Date, Assignee expressly assumes and undertakes to perform all of the obligations of Assignor under the Note.

This Assignment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Assignor reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement or on any notice delivered to Assignor under this Assignment. This Assignment and any notices delivered under this Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Assignment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Assignment or notice.

This Assignment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of law. Assignor and Assignee each hereby submits to the exclusive jurisdiction of the state and Federal courts located in the State of New York with respect to all litigation based upon or arising out of this Assignment, the Note or any of the transactions contemplated by any of the foregoing, or any course of conduct, dealing, statements (whether oral or written) related thereto, or action of any of them.

No modification, amendment, or waiver of any provision of this Agreement shall be effective unless in writing and signed by the parties hereto.

This Agreement embodies the entire agreement between Assignor and Assignee with respect to the sale of the Loan contemplated herein. All previous oral agreements between the parties hereto have been incorporated into this Agreement and there is no unwritten oral agreement between the parties hereto in existence.

If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, such finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid, and enforceable.

If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity, or enforceability of any other provision of this Agreement.

THE PARTIES KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS DELIVERED IN CONNECTION HEREWITH, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE PARTIES AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND A PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PROVISION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY. ASSIGNOR AND ASSIGNEE EACH ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS PROVISION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS PROVISION. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have set their hands to this Assignment effective as of the date first written above.

OXUS CAPITAL PTE, LTD.

/s/ Pavel Mynzhanov
By: Pavel Mynzhanov
Its: Director

/s/ Saule Algaziyeva
SAULE ALGAZIYEVA

[ASSIGNMENT AGREEMENT- CONVERTIBLE PROMISSORY NOTE]

Acknowledgement

BOREALIS FOODS INC., a Canadian federal corporation (“Borrower”), hereby acknowledge receipt of a copy of the Assignment of Convertible Promissory Note, dated July 31, 2026, between OXUS CAPITAL PTE, LTD., as the Investor under the referenced Note (as defined in the Assignment) (“Assignor”), and Algaziyeva Saule, in her capacity as purchaser under the Assignment (in such capacity, “Assignee”). Each term used herein and not defined herein shall have the meaning given to such term in the Assignment.

1. The undersigned hereby acknowledges the sale and transfer of the Loan and the Note to Assignee pursuant to the foregoing Assignment and agrees (a) to make all payments due on the Loan from and after the Effective Date to Assignee as Assignee may direct, and (b) to otherwise deal with Assignee as the “Investor” under and as defined in the Note for all purposes from and after the Effective Date.

2. The undersigned acknowledges and agrees that (a) the Note is in full force and effect on the date hereof, (b) each of the undersigned ratifies and reaffirms all of its obligations thereunder, and (c) the outstanding principal balance of the Loan as of July 31, 2026 was

$3,000,000. •

3. The undersigned acknowledges and agrees that notwithstanding anything to the contrary contained in the Note, this Assignment shall not be deemed to effect a novation of the Note or any indebtedness or obligation of Borrower evidenced thereby.

4. In consideration of the Assignor’s agreement to assign the Note and other good and valuable consideration, each of the undersigned hereby waives, remises, releases and forever discharges Assignor and each of its predecessors, successors, assigns, affiliates, shareholders, directors, officers, accountants, attorneys, employees, agents, representatives and servants (collectively, the “Released Assignor Entities”) of, from and against any and all claims, actions, causes of action, suits, proceedings, defenses, counterclaims, contracts, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature, whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity or otherwise, which the undersigned ever had or now has for or by reason of any matter, cause or anything whatsoever to this date, including without limitation any matter relating to or arising out of any of the Note or the Obligations, any actual or alleged acts or omissions of Assignor with respect to the Note, any of the Obligations, or the enforcement of any of Assignor’s rights or remedies thereunder. The terms of this waiver and release shall survive the termination of the Note.

[Signature Page Follows]

BOREALIS FOODS INC.

By:	/s/ Reza Soltanzadeh
Name:	Reza Soltanzadeh
Title:	President & CEO

NOTE ENDORSEMENT

For value received, OXUS CAPITAL PTE, LTD. (“Assignor”), hereby negotiates, transfers and assigns to the order of SAULE ALGAZIYEVA, all right, title and interest of Assignor in, to and under the attached Term Note, dated May 29, 2026, in the stated principal amount of $3,000,000.00 made by BOREALIS FOODS, INC., and payable to the order of Assignor.

Date: July 31, 2026

OXUS CAPITAL PTE, LTD.

/s/ Pavel Mynzhanov
By: Pavel Mynzhanov
Its: Director